LORD ABBETT INVESTMENT TRUST

Lord Abbett Short Duration Core Bond Fund

Supplement dated May 10, 2024, to the Statement of Additional Information dated April 1, 2024

The following rows replace the applicable rows of the corresponding table under the heading “Short Duration Core Bond Fund”, in the subsection titled “Portfolio Manager Information–Holdings of Portfolio Managers” on page 7-4 of the SAI:

Ownership of Securities	Aggregate Dollar Range of Securities
Short Duration Core Bond Fund
Andrew H. O’Brien	$10,001-$50,000
Kewjin Yuoh	$10,001-$50,000
Adam C. Castle	$10,001-$50,000
Yoana N. Koleva	$10,001-$50,000
Ty J. Kern[1]	$10,001-$50,000

1 Ty J. Kern was newly added to the Short Duration Core Bond Fund effective April 1, 2024 and his ownership of securities information is shown as of April 1, 2024.

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